Together with you, we make a house a home. Investor Presentation March 2021

Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section s related to the Company's expectations regarding the performance of the Company's business, its financial results, its liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward- -looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the single-family rental industry and the Company's business model, macroeconomic factors beyond the Company's control, competition in identifying and acquiring properties, competition in the leasing market for quality residents, key services, risks related to the evaluation of properties, poor resident selection and defaults and non-renewals by the Company's residents, performance of the Company's information technology systems, risks related to the Company's indebtedness, and risks related to the potential negative impact of the ongoing COVID- sidents. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Moreover, many of these factors have been heightened as a result of the ongoing and numerous adverse impacts of COVID-19. The Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, filed with the Securities and Exchange Commission (the "SEC"), as such factors may be updated from time to time in the Company's construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the Company's other periodic filings. The forward-looking statements speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law. 2

Key Takeaways and Updates Invitation Homes is poised for growth 3 3) Targeted initiatives to further elevate the resident experience enhance both resident loyalty and IH growth 2) External growth is in high gear, driven by a proven multi-channel approach to acquisitions Currently acquiring homes at a pace of ~$250 million per quarter Existing cash, operating cash flow, dispositions, and JV capital expected to fund entirety of $1B acquisition guidance in 2021 Proven multi-channel approach to acquisitions maximizes opportunities and selectivity in high-growth in-fill locations, with no development risk Unique competitive advantages of high-demand locations, industry-leading scale, and local management enhance ability to efficiently maximize the resident experience Continuing to make progress on expansion of ancillary services and enhanced digital (web and mobile) experience for residents Reinvesting value enhancing capex in homes to tailor fit and finish for residents and enhance durability of homes 1) Strong leasing results continue to accelerate in early 2021 New lease rate growth accelerated to 8.3% (+660 bps YoY) in February from 7.3% in January Renewal rate growth accelerated to 4.4% (+20 bps YoY) in February from 4.2% in January February occupancy of 98.3% (+170 bps YoY)

Track Record of Consistency and Outsized Growth

Differentiated locations, scale, and local expertise have driven consistent outperformance in organic growth

2017 SS-NOI Growth



Invitation Homes
7.4%
American Homes 4 Rent
5.1%
Coastal Multifamily
2.9%
National Multifamily
2.8%

2018 SS-NOI Growth



Invitation Homes
4.4%
National Multifamily
2.9%
American Homes 4 Rent
2.8%
Coastal Multifamily
2.3%

2019 SS-NOI Growth



Invitation Homes
5.6%
National Multifamily
4.2%
American Homes 4 Rent
3.7%
Coastal Multifamily
3.3%

2020 SS-NOI Growth



Invitation Homes
3.7%
American Homes 4 Rent
2.0%
National Multifamily
-1.5%
Coastal Multifamily
-6.1%

Cumulative SS-NOI Growth (2017 – 2020)



Invitation Homes
22.8%
American Homes 4 Rent
14.3%
$72M incremental IH 2020 SS-NOI from outperformance
National Multifamily
8.6%
$121M incremental IH 2020 SS-NOI from outperformance
Coastal Multifamily
2.1%
$176M incremental IH 2020 SS-NOI from outperformance

Note: National Multifamily represents simple average of CPT, MAA, and UDR. Coastal Multifamily represents simple average of AVB, EQR, and ESS. Data from public filings.

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invitation homes

Southern California I. POISED FOR GROWTH 5

4.3% 4.2%4.2% 4.4% Jan Feb 2020 2021 Strong Leasing Momentum 6 Record leasing results continue to accelerate in early 2021, and fundamental tailwinds are expected to persist Same Store Average Occupancy 96.5% 96.6% 98.4% 98.3% Jan Feb 2020 2021 Same Store New Lease Rate Growth 0.2% 1.7% 7.3% 8.3% Jan Feb 2020 2021 Same Store Blended Rental Rate Growth Same Store Renewal Rate Growth 2.9% 3.4% 5.2% 5.5% Jan Feb 2020 2021

External Growth in High Gear Targeting acquisitions of $1 billion+ in 2021 (most since 2014) Acquisitions Invested Basis (1)(2) ($ millions) $864 $313 $253 $279 $653 $736 $1,000+ 2015 2016 2017 2018 2019 2020 2021e ________________________________________________ (1) Invested basis is comprised of purchase price, closing costs/adjustments, and estimated initial renovation expenditure. (2) Excludes Starwood Waypoint merger and legacy Starwood Waypoint acquisitions. 7 In Q4 2020, acquired 1,197 homes for $361 million at a 5.5% estimated stabilized cap rate Acquisitions target of $1 billion split approximately 50/50 between REIT and JV; REIT acquisition funding anticipated from existing cash, operating cash flow, and disposition proceeds No debt expected to fund acquisitions, enabling further deleveraging alongside external growth

Channel agnostic, location specific 8 Best-in-Class Platform for External Growth Proven multi-channel acquisition approach puts eyes on more opportunities and maximizes selectivity Broker/MLS Leverage AcquisitionIQ and broker network to maximize deal flow Builder Partnerships Foster relationships to target new-build supply in targeted neighborhoods Sale Leaseback(1) Developing program targeting supply owned by individuals interested In transitioning to leasing lifestyle Investor Bulks Active aggregation of 5+ unit investor portfolios iBuyers market continues to grow Auction Participate in municipal and county auctions ________________________________________________ (1) Channel currently in development. Multi-channel acquisition approach enables significant external growth in optimal locations without development risk

Growing Ancillary Services We remain on track with our multi-year plan to grow ancillary services to enhance the resident experience 9 Smart Home Update: Base Smart Home package expanded for 2021 to include video doorbell along with smart lock and smart thermostat Upgraded Smart Home packages made available to residents who desire additional smart features New program structure increases profit margin to IH while enhancing benefits for residents HVAC Filter Program Update: Implemented program whereby HVAC filters are shipped by a 3rd party to all homes quarterly for a small fee to residents Reduces resident burden, improves energy efficiency, and reduces long-term HVAC maintenance costs Mandatory for all new leases and all renewal leases beginning in 1Q21 We remain in the early innings of what the resident experience could look like We continue to see $15 30 million of run-rate annual ancillary income potential by the end of 2022 Future focus initiatives include pet programs, pest control, landscaping services, insurance suite, and energy optimization

Tailoring and Hardening Assets Through Value Enhancing Capex Reinvesting in homes to simultaneously enhance resident loyalty, risk-adjusted returns, and asset durability 10 Scale Experience in Markets Value Enhancing Project Scope Data Increased resident loyalty Double-digit NOI yield on investment Enhanced asset quality & durability Multiple channels through which opportunities can be sourced: Pre-moveout visit: Superintendents trained to flag homes with certain criteria for asset management review Pre-marketing: Leasing managers use market insight to flag potential opportunities for revenue-enhancing upgrades Turn scope: After moveout, superintendent may flag for review if home has not been already Ad hoc rebuy analysis: Asset managers routinely perform rebuy analysis that can unearth value enhancing opportunities

Growth Supported by Strong Balance Sheet & Liquidity 11 ~$1.2B of cash & revolver capacity and no debt maturing prior to 2024(1) Strong balance sheet position as of December 31, 2020: $213M of cash and $1,000M of available capacity on revolving line of credit 57% of homes unencumbered 93% of debt fixed or swapped to fixed rate Highly flexible debt structure, with 73% of secured debt prepayable at no cost Minimal financing needs and nimble investment platform: No debt reaching final maturity before 2024(1) No development pipeline requiring funding Funding on-balance-sheet acquisitions with cash on hand, operating cash flow, and dispositions Ability to ramp acquisition pace up or down quickly to adapt to opportunity ________________________________________________ (1) Excludes $345M convertible notes maturing in 2022. Fully Extended Debt Maturity Schedule as of 12/31/2020 ($ in millions) $345 $613 $2,377 $3,348 $997 $403 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 $- $1,000 $2,000 $3,000 $4,000 10.7x 7.3x 3/31/2017 (at IPO) 12/31/2020 Net Debt / EBITDAre

Seattle II. HIGHLY COMPELLING LONG-TERM INDUSTRY FUNDAMENTALS 12

Attractive SFR Risk Profile

We believe outsized growth prospects and a favorable risk profile warrant a premium valuation

SFR Risk Differentiators

- Demographics (aging millennial generation) a strong positive for housing demand in any macroeconomic environment
- Most liquid real estate asset class in the world
- Value to both investors and owner-occupants (disposition optionality) protects asset values
- Significant granularity and diversification of assets within portfolio, and flexibility to asset manage on a unit-by-unit basis
- Structural hedges to macroeconomic weakness:
  - Economic uncertainty can reduce moveouts to homeownership and benefit occupancy
  - Higher unemployment can increase SFR's share of household formations
  - External growth opportunity can become more attractive

Additional Invitation Homes Risk Differentiators

- Sticky, stable resident base: ~$110k avg annual income (5x rent coverage) across ~2 wage earners; 40 year avg resident age
- Higher price point homes in established, infill neighborhoods drive stickier residents and insulation from new supply
- Zero exposure to development risk

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invitation homes

Meeting an Underserved Need in the Housing Market IH provides a superior experience, but today serves only 0.5% of the growing demand for single-family rentals 14 Single-Family Rental (SFR) Market Share (1)(2) 0.3 million 16.2 million Institutional Owners "Mom & Pops" Home Count by Owner Type Growing Single-Family Rental Demand (1) Single-Family Rental Households 5M 9M 13M 17M 06 07 08 09 10 11 12 13 14 15 16 17 18 19 3Q20 Single-Family Rental: 35% (17M units) Mobile Homes, Boats, Etc.: 4% (2M units) 2-9 Unit Apartments: 29% (14M units) 10+ Unit Apartments: 33% (16M units) Owned: 62% (79M units) Rented: 38% (49M units) U.S. Housing Summary (1) 128 Million Households 49 Million Rental Households ________________________________________________ (1) Source: John Burns Real Estate Consulting; data as of January 2021. (2) Source: Public company home counts from public filings as of 4Q20; Private company home counts estimated using HouseCanary data as of December 2020.

Supply and demand have been favorable for SFR both before and during COVID, and we expect this to continue Demographics to Drive Household Formation; Supply is Constrained 15 Current Population by Age Cohort (1) (millions of people) Total Housing Permits as a % of Households in IH Markets (2) Significant pent-up demand in millennial generation likely to move toward single-family rental over the next decade New supply likely to continue falling short of demand ________________________________________________ (1) Source: U.S. Census Bureau, April 2020 (data as of 2019). (2) Source: U.S. Census Bureau and John Burns Real Estate Consulting; data as of January 2021. 20.8 21.3 23.3 21.9 21.4 19.6 20.3 18 19 20 21 22 23 24 15-19 20-24 25-29 30-34 35-39 40-44 45-49 Avg. IH Resident Age: 40 Future Demand 0.0% 1.0% 2.0% 3.0% 4.0% 1980 1984 1988 1992 1996 2000 2004 2008 2012 2016 2020 Single-Family Multifamily

Las Vegas 16 III. UNIQUE IH COMPETITIVE ADVANTAGES

Differentiated Portfolio and Platform IH is strategically positioned around three pillars that enhance growth and the resident experience 17 Location 95% of portfolio in Western U.S., Sunbelt, and Florida (1) In-fill neighborhoods High barriers to homeownership Outsized LT growth drivers Insulation from new supply Outsized Growth and Unparalleled Resident Experience Eyes in Markets 17 in-house investment professionals in markets (1) 800+ operations personnel across 33 local home pods (1) visits by in-house techs Local, in-house control of the resident experience Scale Over 5,000 homes per market on average Over 96% of revenue from markets with >2,000 homes (1) Density drives service efficiency and revenue management intel ________________________________________________ (1) As of or for the quarter ended 12/31/2020.

Location: High-Growth Markets High-growth markets; In-fill neighborhoods with proximity to jobs, transportation, and schools 18 95% of revenue from Western U.S., Sunbelt, and Florida (1) 5.3% avg annual SS-NOI growth since 2017 IPO (1) 29% more home price appreciation than U.S. avg since 2012 (1) 2.2x more job growth than U.S. avg since 2012 (1) Percent of 4Q20 revenue Seattle 6% Minne- apolis 2% Denver 3% Dallas 3% Phoenix 8% Atlanta 13% Tampa 10% Southern California 13% Las Vegas 4% South Florida 12% Northern California 6% Carolinas 6% Jacksonville 2% Orlando 7% Houston 2% Chicago 3% ________________________________________________ Sources: Company data, John Burns Real Estate Consulting, S&P CoreLogic Case-Shiller home price indices. (1) As of or for the quarter ended December 31, 2020.

Scale and Eyes in Markets: Atlanta Example Industry-leading scale enables Invitation Homes to operate efficiently with significant local presence in markets 19 NW POD Team 3,436 Homes NE POD Team 3,332 Homes SE POD Team 2,937 Homes SW POD Team 2,850 Homes 1 Vice President of Operations 1 Director of Operations 1 Rehab/Turn/R&M Director 4 Portfolio Directors (POD) 8 Portfolio Mgmt. Personnel 12 Leasing Personnel 21 Customer Care Reps 72 Maintenance Techs/RTM Personnel Atlanta - 12,555 Homes Resident Review: star! He is a courteous professional and gets the job done no matter what. He is the best maintenance person I've ever known and I have had many rental properties. He is a gem and IH is very lucky to have him as an employee. Mack is the best thing Mack G., Maintenance Technician U.S. Army Veteran ________________________________________________ Note: Home counts and personnel counts as of 12/31/2020.